SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): October 12,
2004


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400


Item 12.

On October 12, 2004, Johnson & Johnson announced its consolidated financial results for the third quarter ended September 26, 2004. A copy of this press release is furnished as Exhibits 99.15 and
99.20 to this report and is incorporated herein by reference.



(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15 Press Release dated October 12, 2004 for the period ended September 26, 2004.

99.2O   Unaudited Comparative Supplementary Sales Data and
        Condensed Consolidated Statement of Earnings for the first quarter.




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: October 12, 2004    By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer